                                                                   Exhibit 99.2

                              FORM OF ACCEPTANCE

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986.

This document ("the Form of Acceptance") should be read in conjunction with the accompanying offer document dated . 1999 from Rea Brothers Limited ("the Offer Document"). Unless the context otherwise requires, the definitions contained in the Offer Document also apply to this Form of Acceptance.

If you have sold or transferred all your holding of IOC Shares, please forward this Form of Acceptance, the Offer Document, the reply-paid envelope and any related offering documents to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. However, such documents should not be forwarded or transmitted in, into or from Canada, Australia or Japan.

The Offer is not being made, directly or indirectly, in or into Canada, Australia or Japan, and this Form of Acceptance, the Offer Document and any related offering documents are not being, and must not be, mailed or transmitted in or into Canada, Australia or Japan. The attention of overseas shareholders is drawn to paragraph 7 of Part B and paragraph (b) of Part C of Appendix I to the Offer Document.

If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance.

Rea Brothers Limited, which is regulated by The Securities and Futures Authority Limited, is acting exclusively for SDL and no-one else in connection with the Offer and will not be responsible to anyone other than SDL for providing the protections afforded to their customers of Rea Brothers Limited nor for providing advice in relation to the Offer.

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                       FORM OF ACCEPTANCE AND AUTHORITY

                               in respect of the

                               Recommended Offer

                                      by

                             Rea Brothers Limited

                                 on behalf of

                                   SDL, Inc.

                                      for

                             IOC International plc


                              ACTION TO BE TAKEN

 . To accept the Offer, complete this form on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.

 . Return this Form of Acceptance, duly completed and signed and accompanied, if your IOC Shares are in certificated form, by your share certificate(s) and/or other document(s) of title, by post or by hand to New Issues Department, IRG plc, PO Box 166, Bourne House, 34 Beckenham Road, Beckenham, Kent BR3 4TH or by hand only (during normal business hours) to IRG plc, 23 Ironmonger Lane, London EC2 as soon as possible, but in any event so as to arrive no later than 3.00 p.m. (UK time) on
     .   1999. A first class reply-paid envelope is enclosed for use in the
    United Kingdom.

 . If your IOC Shares are in uncertificated form (that is, in CREST), you should return this Form and take the action set out in paragraph 14 of the letter from Rea Brothers contained in the Offer Document to transfer your IOC Shares to an escrow balance. For this purpose, the participant ID of the Escrow Agent, IRG plc is RA10, the member account ID of the escrow agent is IOC and the Reference Number of this Form of Acceptance (for insertion in the first eight characters of the shared note field on the TTE instruction) is shown in Box 4 on page 3. You should ensure that the transfer to escrow settles as soon as possible and in any event, no later than 3.00 p.m. (UK time) on . 1999. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance.

 . If you hold IOC Shares in both certificated and uncertificated form, you should complete a separate Form of Acceptance for each holding. Similarly, you should complete a separate Form of Acceptance for IOC Shares held in uncertificated form but under a different member account ID, and for IOC Shares held in certificated form but under a different designation. You can obtain further Forms of Acceptance by contacting New Issues Department, IRG plc, PO Box 166, Bourne House, 34 Beckenham Road, Beckenham, Kent BR3 4TH (telephone number: 0181 639 2188).

 . If your IOC Shares are in certificated form and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent, you should complete and sign this Form of Acceptance and arrange for it to be lodged by such agent with the relevant document(s).

 . Please read Parts B and C of Appendix I to the Offer Document, the terms of which are incorporated in and form part of this Form of Acceptance.

 . If you hold IOC Shares jointly with others, you must arrange for all your co-holders to sign this Form of Acceptance.

 . If you have any questions regarding this Form of Acceptance you should contact New Issues Department, IRG plc (telephone number: 0181 639 2188).

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                                                                          Page 2

                           HOW TO COMPLETE THIS FORM

    The provisions of Parts B and C of Appendix I to the Offer Document are incorporated into and form part of this Form of Acceptance.

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 1  THE OFFER

   To accept the Offer, insert in Box 1 the total number of IOC Shares for which you wish to accept the Offer. You must also sign Box 2 in accordance with the instructions set out herein and complete Box 3 and, if appropriate, Box 4, Box 5 and/or Box 6. If no number, or a number greater than your entire holding of IOC Shares, is inserted in Box 1 and you have signed Box 2 you will be deemed to have received the Offer Document and to have accepted the Offer in respect of your entire holding of IOC Shares (being your entire holding under the name and address specified in Box 3 or, if your IOC Shares are in CREST, under the participant ID and member account ID specified in Box 4). CREST participants are requested to insert in Box 1 the same number of IOC Shares as entered on the related TTE instruction.

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 2  SIGNATURES

   You must sign Box 2 and, in the case of a joint holding, arrange for all joint holders to do likewise in order to acknowledge receipt of the Offer Document and to accept the Offer. Each holder must sign in the presence of a witness who must also sign Box 2. The witness must be over 18 years of age and must not be one of the joint registered holders (if any). The same witness may witness each signature of joint holders. If the acknowledgement and the acceptance is not made by the registered holder(s), insert the name(s) and capacity (e.g. executor) of the person(s) making the acknowledgement and the acceptance. A company may either execute under seal, the seal being affixed and witnessed in accordance with its articles of association or other regulations or, if applicable, in accordance with section 36A of the Companies Act 1985. A company incorporated outside the United Kingdom may execute the Form of Acceptance in accordance with the laws of the territory in which the relevant company is incorporated. Execution on behalf of a company should be expressed to be by the company.

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 3  FULL NAME(S) AND ADDRESS(ES)

   Complete Box 3 with the full name and address of the sole or first named registered holder in BLOCK CAPITALS together with the full name(s) of any joint holder(s). Please also provide a daytime telephone number where you may be contacted in the event of any query on the Form of Acceptance you have completed. Unless you complete Box 6, the address of the first registered holder inserted in Box 3 will be the address to which the consideration will be sent. If that address is in Canada, Australia or Japan, you must provide in Box 6, an alternative address outside Canada, Australia or Japan to which such consideration will be sent.

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 4  PARTICIPANT ID AND MEMBER ACCOUNT ID

   If your IOC Shares are in CREST, you must insert in Box 4 the participant ID and the member account ID under which such shares are held by you in CREST. You must also transfer (or procure the transfer of) the IOC Shares concerned to an escrow balance, specifying in the TTE instruction the participant ID and member account ID inserted in Box 4 and the Form of Acceptance Reference Number of this Form of Acceptance and the other information specified in paragraph 14 of the letter from Rea Brothers contained in the Offer Document. The Form of Acceptance Reference Number appears in Box 4 on page 3 of this Form of Acceptance.

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 5  OVERSEAS PERSONS

   If you are unable to give the warranty in paragraph (b) of Part C of Appendix I to the Offer Document YOU MUST PUT "YES" IN BOX 5. If you do not put "YES" in Box 5 you will be deemed to have given such warranty. Your attention is also drawn to Box 6.

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 6  ALTERNATIVE ADDRESS

   Insert in Box 6 your own name and address (but not an address in Canada, Australia or Japan) or the name and address of the person or agent (for example, your bank, but not in Canada, Australia or Japan) to whom you wish the consideration or returned documents to be sent if not the same as in Box 3. If you leave Box 6 blank, the consideration or returned documents will be sent to the address of the first-named registered holder (unless such address is in Canada, Australia or Japan).

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

                                     Page 3

                 Please complete as explained on pages 2 and 4

The provisions of Parts B and C of Appendix I to the Offer Document are incorporated into and form part of this Form of Acceptance.

                                                    Box 1

   Please insert the number of IOC
   Shares in respect of which you wish
   to accept the Offer
                                                No. of IOC Shares

                                                       Box 2

    Signed and            Witnessed by:
    delivered as a
    deed by:

    1.  ..............    1. Name:  .............
                          Address:...............    Signature  ...........

    2.  ..............    2. Name:  .............
                          Address:...............    Signature  ...........

    3.  ..............    3. Name:  .............
                          Address:...............    Signature  ...........

    4.  ..............    4. Name:  .............
    NOTE: THE SIGNATURE   Address:...............    Signature  ...........
    OF EACH REGISTERED
    HOLDER WHO IS AN
    INDIVIDUAL SHOULD
    BE WITNESSED AND
    THE WITNESS SHOULD
    ALSO COMPLETE BOX 2
    AS INDICATED.


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   Insert in BLOCK CAPITALS the full name(s) of the person(s) in whose name(s) the IOC Shares are registered and the address of the first-named registered holder

                                                       Box 3

    First
    registered
    holder
    1. Mr., Mrs.,      2. Mr., Mrs.,     3. Mr., Mrs.,     4. Mr., Mrs.,
    Ms., or title:     Ms., or title:    Ms., or title:    Ms., or title:
    ................   ................  ................  ................
    Forename(s):....   Forename(s):....  Forename(s):....  Forename(s):....
    Surname:........   Surname:........  Surname:........  Surname:........
    Address:........
    ................
    ................
    ................
    Postcode:.......

   In case of a query please state daytime telephone number

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                                                       Box 4
Complete this Box only if your
IOC Shares are in CREST


                                      Participant ID........................
                                      Member account ID ....................

The Reference Number of this Form of Acceptance is


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Overseas persons, please put "YES" in Box 5            Box 5
if you are unable to give the
representations and warranty relating to overseas shareholders in paragraph (b) of Part C of Appendix I to the Offer Document


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Complete this box if you wish the consideration
and/or other document(s) to be sent to someone
at an address (but not an address in Canada,
Australia or Japan) other than the address of          Box 6
the first named registered holder set out in Box 3



 Name:.................................

 Address:..............................

 Daytime telephone          Postcode...
 number....................


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(To be completed in BLOCK CAPITALS)

     Additional notes regarding the completion of this Form of Acceptance

In order to avoid inconvenience and delay, the following points may assist you:

1. If a holder is away from home (e.g. abroad or on holiday):

Send this Form by the quickest means (e.g. air mail) to the holder for execution (but not into Canada, Australia or Japan), or, if he has executed a power of attorney, have this Form signed by the attorney. In the latter case the power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting. No other signatures are acceptable.

2. If you have sold or transferred all, or wish to sell or transfer part, of your holding of IOC Shares:

If you have sold or transferred all your holding of IOC Shares, you should at once send or hand this Form of Acceptance to the stockbroker, bank or other agent through whom you made the sale or transfer for transmission to the purchaser. However, such documents may not be forwarded or transmitted in, into or from Canada, Australia or Japan. If your IOC Shares are in certificated form and you wish to sell or transfer part of your holding of IOC Shares and also wish to accept the Offer and are unable to obtain the balance certificate, you should ensure that the stockbroker, bank or other agent through whom you make the sale obtains the appropriate endorsement or certification, signed on behalf of the registrars of IOC, IRG plc, in respect of the balance of your holding of IOC Shares.

3. If the sole holder has died:

If grant of probate or letters of administration has/have been registered with the registrars of IOC, IRG plc, this Form of Acceptance must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned to New Issues Department, IRG plc at either of the addresses given on page 1.

If grant of probate or letters of administration has/have not been registered with the registrars of IOC, IRG plc, the personal representative(s) or prospective personal representative(s) should sign this Form of Acceptance and forward it to New Issues Department, IRG plc at either of the addresses given on page 1, with (if the shares are certificated) the share certificate(s) and/or other document(s) of title. However, a grant of probate or letters of administration must be lodged before the consideration due under the Offer can be forwarded to the personal representative(s).

4. If one of the joint holders has died:

This Form of Acceptance is valid if signed by the surviving holder(s) (if the shares are certificated) and lodged with the share certificate(s) and/or other document(s) of title and the death certificate, grant of probate or letters of administration of the deceased holder.

5. If your IOC Shares are in certificated form and the share certificate(s) is/are held by your stockbroker, bank or other agent:

If your share certificate(s) and/or other document(s) of title is/are with your stockbroker, bank or other agent, you should complete this Form of Acceptance and, if the share certificate(s) and/or the document(s) of title is/are readily available, arrange for it/them to be lodged by such agent with New Issues Department, IRG plc at either of the addresses given on page 1, accompanied by the share certificate(s) and/or other document(s) of title.

6. If your IOC Shares are in certificated form and any share certificate has been lost:

Complete and lodge this Form of Acceptance together with a letter of explanation and any available certificate(s) with New Issues Department, IRG plc at either of the addresses given on page 1. You should then write to the registrars of IOC, IRG plc, at Balfour House, 390-398 High Road, Ilford, Essex IG1 1NQ, to request a letter of indemnity which should be completed in accordance with the instructions given. When completed, the letter of indemnity must be lodged with New Issues Department, IRG plc at either of the addresses given on page 1, in support of this Form of Acceptance.

7. If your IOC Shares are in CREST:

You should take the action set out in paragraph 14 of the letter from Rea Brothers contained in the Offer Document to transfer your IOC Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears in Box 4 on page 3 of this Form of Acceptance) so that such number can be inserted in the TTE instruction.

8. If your full name or other particulars differ from those appearing in the certificate, e.g.:

(a) Incorrect name, e.g.:
                     Name on the certif-  James Smith
                     icate...............
                     Correct name........ James Smythe

Complete this Form of Acceptance with the correct name and lodge it, accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate and the person who signed this Form of Acceptance are one and the same.

(b) Incorrect address:

Write the correct address in Box 3 of this Form of Acceptance.

(c) Change of name:

Lodge your marriage certificate or the deed poll with this Form of Acceptance for noting.

9. If you are not resident in the UK:

The attention of IOC Shareholders not resident in the UK is drawn to paragraph 7 of Part B and paragraph (b) of Part C of Appendix I to the Offer Document.

Without prejudice to paragraph 5 of Part B of Appendix I to the Offer Document, SDL reserves the right to treat as valid any acceptance of the Offer which is not entirely in order or which is not accompanied by the relevant transfer to escrow instruction or (as appropriate) the relevant share certificate(s) and/or other document(s) of title. In that event, no consideration due under the Offer will be sent until after the relevant transfer to escrow instruction has been made or (as appropriate) the relevant share certificate(s) and/or other document(s) of title or indemnities satisfactory to SDL have been received.

                   Printed by RR Donnelley Financial, 57016